UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2025

TANGO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39485	47-2452488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Avenue

Suite 901

Boston, MA 02215

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 857-320-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNGX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2025 annual meeting of stockholders (the “Annual Meeting”) of Tango Therapeutics, Inc. (the “Company”), held on June 5, 2025, the stockholders of the Company approved an amendment to Company’s Second Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000. The certificate of amendment of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), was filed with the Secretary of State of the State of Delaware on June 5, 2025 and became effective upon filing.

The foregoing description is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held in a virtual-only format on June 5, 2025 at 9:00 a.m., Eastern Time via live webcast. Proxies were solicited pursuant to the Company’s amended and restated proxy statement filed on April 24, 2025 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”). As of April 8, 2025, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 108,107,890. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 96,845,552, representing 89.58% of the total number of shares of Common Stock entitled to vote at the Annual Meeting, thus establishing a quorum for the Annual Meeting. Shares present virtually during the Annual Meeting were considered shares of Common Stock represented in person at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked to vote on the following matters, which are described in detail in the Proxy Statement: (i) to elect one Class I director nominee to the Company’s Board of Directors (the “Board”), to hold office until the 2028 annual meeting of stockholders and her successor is duly elected and qualified, or until her earlier resignation or removal (“Proposal 1”), (ii) to ratify the selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”); (iii) to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 (“Proposal 3”); (iv) to approve, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (“Proposal 4”); (v) to vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers (“Proposal 5”).

The voting results reported below are final.

Proposal 1 – Election of Directors

Lesley Ann Calhoun was duly elected to the Company’s Board as the Class I director. The results of the election were as follows:

CLASS I DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Lesley Ann Calhoun	73,142,486	10,476,404	13,226,662

Proposal 2 – Ratify the Selection of Independent Registered Public Accounting Firm

The selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
96,740,238	61,309	44,005	0

Proposal 3 – Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation

The amendment to the Company’s Second Amended and Restated Certificate of Incorporations, as amended to date, to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 was approved. The results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
85,825,060	11,001,501	18,991	0

Proposal 4 – Approval on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved the non-binding, advisory vote on the compensation of the Company’s named executive officers. The results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
63,495,351	20,089,177	34,362	13,226,662

Proposal 5 – Approval on a Non-Binding, Advisory Basis, of the Frequency of Future Non-Binding, Advisory Votes on Executive Compensation

The Company’s stockholders determined that future advisory votes on the compensation paid to its named executive officers would be held every year. The results of the stockholders’ non-binding, advisory vote with respect to the frequency of future non-binding advisory votes on the compensation paid to the Company’s named executive officers were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
72,992,992	992	10,589,359	35,547

Based on these voting results, and the recommendation of the Board that was included in the Proxy Statement, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future votes on the compensation of the Company’s named executive officers.

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Tango Therapeutics, Inc.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2025

TANGO THERAPEUTICS, INC.

By:	/s/ Douglas Barry
Name: Douglas Barry
Title: General Counsel